SELECTHANNUITY III
AN INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACT issued by ReliaStar Life Insurance Company and its ReliaStar Select Variable Account

Supplement dated May 4, 2004, to the Prospectus dated May 1, 2004

This supplement updates certain information contained in your May 1, 2004, prospectus. Please read it carefully and keep it with your prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective June 25, 2004, subject to applicable regulatory approvals and the requisite vote of shareholders, ReliaStar Life Insurance Company (the "Company") and the ReliaStar Select Variable Account (the "Variable Account") will replace certain funds in which the Sub-Accounts of the Variable Account invest (the "Replaced Funds") with certain other funds (the "Substitute Funds"), as follows:

Replaced Funds	Substitute Funds
Alger American Small Capitalization Portfolio (Class O Shares)	ING JPMorgan Small Cap Equity Portfolio (Class I)
Fidelity® VIP Index 500 Portfolio (Initial Class)	ING Stock Index Portfolio (Class I)
Fidelity® VIP Money Market Portfolio (Initial Class)	ING Liquid Assets Portfolio (Class I)
Janus Aspen Growth Portfolio (Institutional Shares)	ING Van Kampen Equity Growth Portfolio (Class I)
Neuberger Berman AMT Partners Portfolio (Class I)	ING Mercury Focus Value Portfolio (Class I)
Important Information about the Substitutions.
The effective date of the substitutions is June 25, 2004.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to the Sub-Accounts which invest in the Replaced Funds to any other Sub-Account or the Fixed Account free of charge.

  Prior to the effective date of the substitutions and for thirty days thereafter any transfer from a Sub-Account which invests in a Replaced Fund to any other Sub-Account or the fixed account will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions, the Replaced Funds will no longer be available through your contract. Additionally, amounts allocated to a Sub-Account which invests in a Replaced Fund will be automatically reallocated to the Sub-Account which invests in the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your Contract Value immediately before the substitutions will equal your Contract Value immediately after the substitutions.

  The investment objective and policies of each Substitute Fund are substantially the same as the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described below and in each Substitute Fund's prospectus.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The total expenses of each Substitute Fund are more fully described below and in each Substitute Fund's prospectus.

  A prospectus for each of the Substitute Funds accompanies this supplement. Read these prospectuses carefully before deciding what to do with amounts allocated to Sub-Accounts which invest in the Replaced Funds.

Effective June 25, 2004, all references in your contract's prospectus to the name of a Replaced Fund will be replaced with the name of the corresponding Substitute Fund.
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  Substitute Fund Fees and Charges. The following information shows the investment advisory fees and other expenses charged annually by each of the Substitute Funds. The figures are a percentage of the average net assets of each Fund as of December 31, 2003. See the prospectuses for the Funds for more information concerning these expenses.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING JPMorgan Small Cap Equity Portfolio (Class I) [1,2,3,4]	0.90%	--	--	0.90%	--	0.90%
ING Liquid Assets Portfolio (Class I) [1,2,3]	0.27%	--	0.01%	0.28%	--	0.28%
ING Mercury Focus Value Portfolio (Class I) [1,2,3]	0.80%	--	--	0.80%	--	0.80%
ING Stock Index Portfolio (Class I) [1,2,5]	0.27%	--	0.01%	0.28%	--	0.28%
ING Van Kampen Equity Growth Portfolio (Class I) [1,2,3]	0.65%	--	0.02%	0.67%	--	0.67%

1

  The table above shows the estimated operating expenses for Class I Shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any.

2

  Through a "bundled fee" arrangement, Directed Services, Inc. (DSI), the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolios would bear any extraordinary expenses.

3

  Because the Class I Shares of these Portfolios had not commenced operations prior to December 31, 2003, the Portfolios' fiscal year end, expenses are estimated based on the expenses of the Portfolio's Class S Shares for the most recently completed fiscal year.

4

  A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction the "Total Annual Fund Operating Expenses" for the year ended December 31, 2003 would have been 0.89%. This arrangement may be discontinued at any time.

5	Because the Portfolio is new, expenses, shown above, are estimated.

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  Substitute Fund Investment Advisers and Investment Objectives. The following information lists the investment advisers and subadvisers and information regarding the investment objectives of the Substitute Funds. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING JPMorgan Small Cap Equity Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: J. P. Morgan Investment Management Inc.	A nondiversified Portfolio that seeks capital growth over the long term.
ING Liquid Assets Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Aeltus Investment Management, Inc.	Seeks high level of current income consistent with the preservation of capital and liquidity.
ING Mercury Focus Value Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Mercury Advisors	Seeks long-term growth of capital.
ING Stock Index Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Aeltus Investment Management, Inc.	Seeks total return.
ING Van Kampen Equity Growth Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Van Kampen	Seeks long-term capital appreciation.

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